Right-of-Use Assets and Leases - Schedule of Amounts Recognized in Consolidated Balance Sheets as Lease Liability (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)
Presentation of leases for lessee [abstract]
Non-current	¥ 1,704	$ 245	¥ 163	¥ 309
Current	1,294	$ 186	630	604
Total lease liabilities	¥ 2,998		¥ 793	¥ 913